Bank Meeting Discussion Materials August 7, 2006

Forward Looking Statement This presentation contains “forward-looking statements.” You should not place undue reliance on these statements. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategies. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Some important factors include, without limitation, changes in the market for our services; global political conditions, the outbreak of war or hostilities or the occurrence of any terrorist attacks, including any nuclear, biological or chemical events; the success of our business strategy and our ability to grow our relocation services business; risks associated with the real estate industry; increases in costs, including fuel costs and insurance premiums; risks of litigation or governmental investigations as a result of our operations; contingent or future environmental liabilities; the seasonal nature of our business; our reliance on, and our ability to attract, agents and owner operators; changes in the regulatory environment, including antitrust, tax, environmental and insurance laws and regulations, that could negatively affect the operation of our business; risks associated with operating in foreign countries; the cost associated with the various regulatory investigations, the audit committee review and the litigation described in SIRVA’s 2004 Annual Report on Form 10-K; the impact of the material weaknesses in internal control over financial reporting identified in SIRVA’s 2004 Annual Report on Form 10-K, and the cost of remediating those weaknesses; risks associated with our credit agreements, including increased borrowing costs in connection with recent ratings downgrades; our status as a holding company with no significant operations and consequent reliance on our subsidiaries to make funds available to us; our levels of debt; risks associated with information systems and information systems providers; economic market and political conditions, including the performance of financial markets; volatility in the securities markets; and fluctuations in foreign currency exchange rates, and the other factors described under the caption “Business – Business Risks” and other risks described in SIRVA’s 2004 Annual Report on Form 10-K and other reports submitted to the SEC from time to time. All forward-looking statements speak only as of the date of this presentation. We undertake no obligation beyond that required by law to update any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.

Company Participants Brian Kelley President and Chief Executive Officer Mike Kirksey Senior Vice President and Chief Financial Officer Gene Novak Executive Vice President, Relocation and Financial Services Doug Gathany Vice President and Treasurer John Springer Vice President, Financial Planning & Analysis and Investor Relations

Strategic Review

Business Evolution 1998: Formed as North American Van Lines - U.S. Moving and Logistics Strategic Intent: Leverage leading position in fragmented and inefficient industry Change culture to a high integrity/high performance meritocracy Relatively high leverage 1999: Acquired Allied – Global Moving Business plus related Insurance Strategic Intent: Globalize moving footprint and gain cost synergies between brands 2000 – 2001: Cost Optimization and Integration focus Reduced costs through backroom operations integration and simplification Logistics industry downturn -- not viable growth engine -- limited chance to win 2002: Acquired Relocation Services business as new potential growth engine Strategic Intent: Become the world leader in Relocation Solutions (Relocation plus Moving) Acquired NAIT to leverage insurance capability 2003: Re-capitalized and launched Initial Public Offering Acquisitions for Relocation Solutions global footprint (Scanvan, PRS) and U.S. insurance expansion (Move-Pak) 2004: Acceleration of strategic refocusing Acquisitions for Relocation Solutions global footprint (ERC, DJK, RDI, Rettenmayer) Began divesting non-core assets (Logistics, Insurance) 2005: Dominated by restatement and investigation – continued non-core divestitures (Logistics, RM) Real estate market began slowing after years of strength – corporations seeking savings Financial team focused on 2002-2005 restatement 2006: First step back to normal operations 2005 financials being finalized

Business Evolution


1998 – 2000
Logistics
Insurance
Moving
RM
2000 – 2004
Specialized Trans
Solutions
Insurance
Moving
Relo
RM
2004 - 2005
Insurance
Moving
Relo
RM

SIRVA Today 2006


Fixed Fee
Traditional
Rental
HHG Move
Exp Mngt
Premium Move
Home Purchase
Destin Svcs
Visa/ Immig
Corp Housing
Small Shipment
Appraisal
Temp Living
Title
HHG Storage
Closing
Mortgage
Move Mngt

Customer Benefits

- Improved transferee satisfaction
- Ease of client administration
- Cost reduction
- Risk reduction

Relocation Redefined

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SIRVA

Business Segments

SIRVA

Global Relocation	North America Moving	Europe / Asia Pacific Moving
▪ Full suite of relocation services to customers including home sale/purchase, mortgage origination, destination services ▪ Differentiated offerings provide value to customer - fixed fee ▪ Strong corporate client base with high-quality receivables... long-term customer relationships ▪ Acquisition of Executive Relo in Dec. 2004 provides increased scale and service capabilities	▪ Domestic and int'l household goods moving, package, storage, other services ▪ Leading brands - Allied, NorthAmerican Van Lines ▪ Moving services provided through network of independent agents - non-asset based business model ▪ Provides competitive edge to relocation business - guaranteed capacity during peak moving season	▪ Household goods moving services, office and industrial moving, storage ▪ Leading market positions in the UK (Pickfords), France (Huet International), Germany (Rettenmayer), Scandinavia (Scanvan) and Asia Pacific (Allied Pickfords) ▪ Owns majority of the fulfillment assets (i.e., warehouses, trucks, trailers). Looking to convert to a more "asset-light" business model

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Company Highlights World’s largest moving and relocation services company Revenue in excess of $3.6 billion NYSE Listed: SIR 6,000+ global employees Represent thousands of clients around the globe Diverse business and geographic mix Corporate, government and consumer market segments 400,000-plus annual relocations and moves, 50,000 of which are international Owned operations in 40 countries, service delivery in 135 more 8 U.S. service centers 21 service centers outside the U.S. Benefiting from favorable secular trends: corporate hiring and relocation spending Asset-light with a proprietary network of 760 agents in North America

Business Overview – Global Relocation

Single point of contact provides customers with high-quality service at low cost Attractive value proposition for corporations looking to reduce relocation-related costs Significant product breadth allows for innovative and tailored solutions to meet customer needs Both traditional and fixed fee product offerings Proprietary global moving services fulfillment network allows SIRVA to provide capacity and quality to customers during periods of peak demand Customer Moving services Home sale Move management Destination services Real estate agent Mortgage services Home purchase Lower cost, higher quality, streamlined customer solutions Relocation Comprehensive Relocation Solutions

Antwerp, Belgium Brussels, Belgium Paris, France Frankfurt, Germany Hamburg, Germany Munich, Germany The Hague, Netherlands Aberdeen, United Kingdom Leyland, United Kingdom Swindon, United Kingdom EUROPE ASIA PACIFIC / MIDDLE EAST Melbourne, Australia Sydney, Australia Beijing, China Hong Kong, China Shanghai, China Tokyo, Japan Kuala Lumpur, Malaysia Auckland, New Zealand Singapore, Singapore Dubai, U.A.E. Bethel, Connecticut Chicago, Illinois Detroit, Michigan Minneapolis, Minnesota St. Louis, Missouri Bridgewater, New Jersey New York, New York Cleveland, Ohio AMERICAS San Jose, Costa Rica Note: Blue indicates countries with SIRVA Global Service Centers (GSC), which deliver SIRVA’s full suite of services.Relocation’s Global Footprint

Relocation Redefined Comprehensive resources and flexible approach enable SIRVA to deliver solutions that: 95% transferee satisfaction. 98% client retention. Relocation redefined is changing the way businesses around the world think about employee relocation stabilize relocation costs reduce risk exposure streamline administration improve transferees’ relocation experiences relocation redefined

Over 20 years of home sale, industry and client data Pricing based on length of marketing period, program type, estimated house values, geographic dispersion/concentration Significant appraisal management experience and performance data Disciplined home marketing process home sale listing requirements (<105% of BPO, our agent) program eligibility monitored (not listed in last 90 days, excess acreage, etc) tightly managed network of Realtors Managed data base of appraisers Delayed appraisals set transferee expectations …appraisers benefit from marketing activity, can factor in economic conditionsOverview of Fixed Fee Product

Transferee bears all home ownership risk during marketing period SIRVA bears no market risk until appraised value set…30 more marketing days after appraisal Circuit breakers can prevent inventory build-up during precipitous economic movements Weekly agent updates … each inventory home reviewed bi-weekly with Specialist … physical visits scheduled … updated pictures obtained periodically … Significant attention of Senior Management (weekly, monthly reviews) Financial reserves for inventory losses Overview of Fixed Fee Product

Risk Management Traditional Fee Product: Customer pays flat dollar fee per homeowner Transferee / Employer bear risk of home ownership and variable costs SIRVA acts as agent Fixed Fee Product: Customer pays a % of home value per homeowner SIRVA guarantees “fixed fee”… bears risk SIRVA takes title to home if unsold after marketing period (typically 60-120 days) based on appraisal at near-end of marketing period Components of Risk: The cost of home ownership… measured by: Carrying costs of home while unsold Loss on sale of home (selling below appraised value) 5 Elements of Risk Mitigation: Reduce number of homes taken into inventory Reduce risk of each home taken into inventory Market-wise appraisal process Conservative loss reserves Contractual “circuit breakers” for significant economic disturbances and specific contractual exclusions Other contractual prohibitions: Group moves >10 Home value cap Exclusion clauses SIRVA Product Mix Risk Definition and Mitigation Note: LTM 09/30/05.

Business Overview – Moving Services

Overview World’s largest provider of moving services 17 major moving brands; three U.S. domestic brands Owned assets in more than 40 countries Provide services to over 175 countries Multiple agents, in major markets, allows SIRVA to choose the best supplier for client’s business Load priority given to SIRVA shipments Scope of network allows SIRVA to leverage buying power with suppliers Seamless integration between SIRVA and van lines Integrated online tracking tools to monitor shipments, 24 hours a day Shared commitment to Six Sigma methodology In one year, we travel enough miles to circle the globe 13 times

U.S. Moving – Current Business Environment Consumer 55% of SIRVA volume / 70% of U.S. domestic Heavy June-Aug seasonal skew Pricing power due to: Limited capacity in peak season Lack of volume / corporate scale Most profitable segment for most agents Less competitive than corporate or military Corporate 30% of SIRVA volume / 20% of U.S. Less seasonally skewed but still heavy summer Limited pricing power due to contract negotiations Price competitive with high quality expectations Military 15% of SIRVA volume / 10% of U.S. Seasonally skewed like corporate Price based on quality performance Tends to be served by specialized agents The Market Consumer Must maximize pricing opportunity in summer Call center provides competitive advantage SIRVA controls demand generation SIRVA manages pricing & expectations Opportunity for off-peak volume Offsets agents declining investment in sales Must carefully manage summer capacity to optimize profit opportunity while maintaining sufficient high-quality capacity for corporate Corporate Must deliver high-quality capacity for corporate transferees Heavy reliance on master-drivers for high-quality Military Must meet unique gov’t requirements -- requires specialized knowledge and high quality SIRVA Implications

Additions to Management Team Talent infusion in corporate functions continues with key additions in the last several months Name Sirva Position Date Background John R. Miller Chairman of SIRVA’s Board of Directors January 2006  Formerly COO of The Standard Oil Company Robert A. Nelson Audit Committee Chairman January 2006  Long-time General Electric finance veteran Laban P. Jackson, Jr. Independent Director July 2006  Currently Chairman and Chief Executive Officer of Clear Creek Properties, Inc.  Director and chair of the audit committee of J.P. Morgan Chase & Company Board member of The Home Depot Board member of IPIX Corporation Joseph A. Smialowski Independent Director July 2006  Currently Executive Vice President of Operations and Technology of Freddie Mac Robert W. Tieken Independent Director July 2006  Director and chair of the audit committee of Graphic Packaging Corporation  Formerly Executive Vice President and Chief Financial Officer of The Goodyear Tire & Rubber Company Mike Kirksey CFO December 2005  Formerly CFO of Input/Output Eryk Spytek General Counsel February 2006  Formerly a partner at Winston & Strawn LLP James Bresingham Chief Accounting Officer (new position) January 2006

Public Discussion / Questions